Commitments and Contingencies - Minimum Future Rental payments (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2019	$ 940
2020	830
2021	855
2022	582
Total	$ 3,207